EXHIBIT 21
LIST OF THE SUBSIDIARIES OF FELCOR LODGING LIMITED PARTNERSHIP
(as of December 31, 2010)

	Name	State and Form of Organization
1	BHR Canada Tenant Company	Nova Scotia, Canada - Unlimited Liability Company

2	BHR Lodging Tenant Company	Delaware - Corporation

3	BHR Operations, L.L.C.	Delaware - Limited Liability Company

4	Brighton at Kingston Plantation, L.L.C.	Delaware - Limited Liability Company

5	DJONT Leasing, L.L.C.	Delaware - Limited Liability Company

6	DJONT Operations, L.L.C.	Delaware - Limited Liability Company

7	DJONT/Charlotte Leasing, L.L.C.	Delaware - Limited Liability Company

8	DJONT/CMB Buckhead Leasing, L.L.C.	Delaware - Limited Liability Company

9	DJONT/CMB Corpus Leasing, L.L.C.	Delaware - Limited Liability Company

10	DJONT/CMB Deerfield Leasing, L.L.C.	Delaware - Limited Liability Company

11	DJONT/CMB FCOAM, L.L.C.	Delaware - Limited Liability Company

12	DJONT/CMB New Orleans Leasing, L.L.C.	Delaware - Limited Liability Company

13	DJONT/CMB Orsouth Leasing, L.L.C.	Delaware - Limited Liability Company

14	DJONT/CMB SSF Leasing, L.L.C.	Delaware - Limited Liability Company

15	DJONT/EPT Leasing, L.L.C.	Delaware - Limited Liability Company

16	DJONT/EPT Manager, Inc.	Delaware - Corporation

17	DJONT/Indianapolis Leasing, L.L.C.	Delaware - Limited Liability Company

18	DJONT/JPM Atlanta ES Leasing, L.L.C.	Delaware - Limited Liability Company

19	DJONT/JPM Austin Leasing, L.P.	Delaware - Limited Partnership

20	DJONT/JPM Austin Tenant Co., L.L.C.	Delaware - Limited Liability Company

21	DJONT/JPM Boca Raton Leasing, L.L.C.	Delaware - Limited Liability Company

22	DJONT/JPM BWI Leasing, L.L.C.	Delaware - Limited Liability Company

23	DJONT/JPM Hospitality Leasing Holdco (SPE), L.L.C.	Delaware - Limited Liability Company

24	DJONT/JPM Hospitality Leasing (SPE), L.L.C.	Delaware - Limited Liability Company

25	DJONT/JPM Leasing, L.L.C.	Delaware - Limited Liability Company

26	DJONT/JPM Orlando Leasing, L.L.C.	Delaware - Limited Liability Company

27	DJONT/JPM Phoenix Leasing, L.L.C.	Delaware - Limited Liability Company

28	DJONT/JPM Wilmington Leasing, L.L.C.	Delaware - Limited Liability Company

29	E.S. Charlotte Limited Partnership	Delaware - Limited Partnership

30	E.S. North, an Indiana Limited Partnership	Indiana - Limited Partnership

31	EPT Atlanta-Perimeter Center Limited Partnership	Delaware - Limited Partnership

32	EPT Austin Limited Partnership	Delaware - Limited Partnership

33	EPT Kansas City Limited Partnership	Delaware - Limited Partnership

34	EPT Meadowlands Limited Partnership	Delaware - Limited Partnership

35	EPT Raleigh Limited Partnership	Delaware - Limited Partnership

36	FCH/DT BWI Holdings, L.P.	Delaware - Limited Partnership

37	FCH/DT BWI Hotel, L.L.C.	Delaware - Limited Liability Company

38	FCH/DT Holdings, L.P.	Delaware - Limited Partnership

39	FCH/DT Hotels, L.L.C.	Delaware - Limited Liability Company

40	FCH/HHC Hotels, L.L.C.	Delaware - Limited Liability Company

41	FCH/HHC Leasing, L.L.C.	Delaware - Limited Liability Company

42	FCH/IHC Hotels, L.P.	Delaware - Limited Partnership

43	FCH/IHC Leasing, L.P.	Delaware - Limited Partnership

44	FCH/JVEIGHT Leasing, L.L.C. Co., L.L.C.	Delaware - Limited Liability Company

45	FCH/PSH, L.P.	Pennsylvania - Limited Partnership

46	FCH/SH Leasing, L.L.C.	Delaware - Limited Liability Company

47	FCH/SH Leasing II, L.L.C.	Delaware - Limited Liability Company

48	FelCor Canada Co.	Nova Scotia, Canada - Unlimited Liability Company

49	FelCor Canada Holding GP, L.L.C.	Delaware - Limited Liability Company

50	FelCor Canada Holding, L.P.	Delaware - Limited Partnership

51	FelCor Chat-Lem, L.L.C.	Delaware - Limited Liability Company

52	FelCor Copley Plaza Leasing, L.L.C.	Delaware - Limited Liability Company

53	FelCor Copley Plaza, L.L.C.	Delaware - Limited Liability Company

54	FelCor Eight Hotels, L.L.C.	Delaware - Limited Liability Company

55	FelCor Escrow Holdings, L.L.C.	Delaware - Limited Liability Company

56	FelCor Esmeralda (SPE), L.L.C.	Delaware - Limited Liability Company

57	FelCor Esmeralda Leasing (SPE), L.L.C.	Delaware - Limited Liability Company

58	FelCor Hotel Asset Company, L.L.C.	Delaware - Limited Liability Company

59	FelCor Hotel Operating Company, L.L.C.	Delaware - Limited Liability Company

60	FelCor Lodging Holding Company, L.L.C.	Delaware - Limited Liability Company

61	FelCor Napa Development, L.L.C.	Delaware - Limited Liability Company

62	FelCor Omaha Hotel Company, L.L.C.	Delaware - Limited Liability Company

63	FelCor Pennsylvania Company, L.L.C.	Delaware - Limited Liability Company

64	FelCor S-4 Hotels (SPE), L.L.C.	Delaware - Limited Liability Company

65	FelCor S-4 Leasing (SPE), L.L.C.	Delaware - Limited Liability Company

66	FelCor St. Pete (SPE), L.L.C.	Delaware - Limited Liability Company

67	FelCor St. Pete Leasing (SPE), L.L.C.	Delaware - Limited Liability Company

68	FelCor TRS Borrower 1, L.P.	Delaware - Limited Partnership

69	FelCor TRS Borrower GP 1, L.L.C.	Delaware - Limited Liability Company

70	FelCor TRS Borrower 4, L.L.C.	Delaware - Limited Liability Company

71	FelCor TRS Guarantor, L.P.	Delaware - Limited Partnership

72	FelCor TRS Guarantor GP, L.L.C.	Delaware - Limited Liability Company

73	FelCor TRS Holdings, L.L.C.	Delaware - Limited Liability Company

74	FelCor/Charlotte Hotel, L.L.C.	Delaware - Limited Liability Company

75	FelCor/CMB Buckhead Hotel, L.L.C.	Delaware - Limited Liability Company

76	FelCor/CMB Corpus Holdings, L.P.	Delaware - Limited Partnership

77	FelCor/CMB Corpus Hotel, L.L.C.	Delaware - Limited Liability Company

78	FelCor/CMB Deerfield Hotel, L.L.C.	Delaware - Limited Liability Company

79	FelCor/CMB Marlborough Hotel, L.L.C.	Delaware - Limited Liability Company

80	FelCor/CMB New Orleans Hotel, L.L.C.	Delaware - Limited Liability Company

81	FelCor/CMB Orsouth Holdings, L.P.	Delaware - Limited Partnership

82	FelCor/CMB Orsouth Hotel, L.L.C.	Delaware - Limited Liability Company

83	FelCor/CMB SSF Holdings, L.P.	Delaware - Limited Partnership

84	FelCor/CMB SSF Hotel, L.L.C.	Delaware - Limited Liability Company

85	FelCor/CSS Holdings, L.P.	Delaware - Limited Partnership

86	FelCor/CSS Hotels, L.L.C.	Delaware - Limited Liability Company

87	FelCor/CSS (SPE), L.L.C.	Delaware - Limited Liability Company

88	FelCor/Indianapolis Hotel, L.L.C.	Delaware - Limited Liability Company

89	FelCor/Iowa-New Orleans Chat-Lem Hotel, L.L.C.	Delaware - Limited Liability Company

90	FelCor/JPM Atlanta ES Hotel, L.L.C.	Delaware - Limited Liability Company

91	FelCor/JPM Austin Holdings, L.P.	Delaware - Limited Partnership

92	FelCor/JPM Austin Hotel, L.L.C.	Delaware - Limited Liability Company

93	FelCor/JPM Boca Raton Hotel, L.L.C.	Delaware - Limited Liability Company

94	FelCor/JPM BWI Hotel, L.L.C.	Delaware - Limited Liability Company

95	FelCor/JPM Hospitality Holdco (SPE), L.L.C.	Delaware - Limited Liability Company

96	FelCor/JPM Hospitality (SPE), L.L.C.	Delaware - Limited Liability Company

97	FelCor/JPM Hotels, L.L.C.	Delaware - Limited Liability Company

98	FelCor/JPM Orlando Hotel, L.L.C.	Delaware - Limited Liability Company

99	FelCor/JPM Phoenix Hotel, L.L.C.	Delaware - Limited Liability Company

100	FelCor/JPM Wilmington Hotel, L.L.C.	Delaware - Limited Liability Company

101	FelCor/LAX Holdings, L.P.	Delaware - Limited Partnership

102	FelCor/LAX Hotels, L.L.C.	Delaware - Limited Liability Company

103	FelCor/MM S-7 Holdings, L.P.	Delaware - Limited Partnership

104	FelCor/MM S-7 Hotels, L.L.C.	Delaware - Limited Liability Company

105	FelCor/New Orleans Annex, L.L.C.	Delaware - Limited Liability Company

106	FelCor/St. Paul Holdings, L.P.	Delaware - Limited Partnership

107	FelCor/Tysons Corner Hotel Company, L.L.C.	Delaware - Limited Liability Company

108	Grande Palms, L.L.C.	Delaware - Limited Liability Company

109	HI Chat-Lem/Iowa-New Orleans Joint Venture	Louisiana - General Partnership

110	Kingston Plantation Development Corp.	Delaware - Corporation

111	Los Angeles International Airport Hotel Associates, a Texas Limited Partnership	Texas - Limited Partnership

112	Lovefield Beverage Corporation	Texas - Corporation

113	Margate Towers at Kingston Plantation, L.L.C.	Delaware - Limited Liability Company

114	MHV Joint Venture	Texas - General Partnership

115	Napa Creek Residential, L.L.C.	Delaware - Limited Liability Company

116	Park Central Joint Venture	Texas - General Partnership

117	Plantation Laundry Services, L.L.C.	Delaware - Limited Liability Company

118	Promus/FCH Condominium Company, L.L.C.	Delaware - Limited Liability Company

119	Promus/FCH Development Company, L.L.C.	Delaware - Limited Liability Company

120	Promus/FelCor Hotels, L.L.C.	Delaware - Limited Liability Company

121	Promus/FelCor Lombard Venture	Illinois - General Partnership

122	Promus/FelCor Manager, Inc.	Delaware - Corporation

123	Promus/FelCor Parsippany Venture	New Jersey - General Partnership

124	Promus/FelCor San Antonio Venture	Texas - General Partnership

125	Royale Palms Rental, L.L.C.	Delaware - Limited Liability Company